Exhibit 24

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Glynis A. Bryan

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair Ltd. Employee Stock Purchase and Bonus Plan and the Pentair, Inc. Retirement Savings and Investment Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of June, 2014.

/s/ Glynis A. Bryan
Glynis A. Bryan

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Jerry W. Burris

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair Ltd. Employee Stock Purchase and Bonus Plan and the Pentair, Inc. Retirement Savings and Investment Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of June, 2014.

/s/ Jerry W. Burris
Jerry W. Burris

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Carol Anthony Davidson

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair Ltd. Employee Stock Purchase and Bonus Plan, and the Pentair, Inc. Retirement Savings and Investment Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of June, 2014.

/s/ Carol Anthony Davidson
Carol Anthony Davidson

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

T. Michael Glenn

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair Ltd. Employee Stock Purchase and Bonus Plan, and the Pentair, Inc. Retirement Savings and Investment Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of June, 2014.

/s/ T. Michael Glenn
T. Michael Glenn

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David H.Y. Ho

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair Ltd. Employee Stock Purchase and Bonus Plan, and the Pentair, Inc. Retirement Savings and Investment Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of June, 2014.

/s/ David H.Y. Ho
David H.Y. Ho

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

David A. Jones

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair Ltd. Employee Stock Purchase and Bonus Plan, and the Pentair, Inc. Retirement Savings and Investment Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of June, 2014.

/s/ David A. Jones
David A. Jones

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Ronald L. Merriman

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair Ltd. Employee Stock Purchase and Bonus Plan, and the Pentair, Inc. Retirement Savings and Investment Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of June, 2014.

/s/ Ronald L. Merriman
Ronald L. Merriman

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

William T. Monahan

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair Ltd. Employee Stock Purchase and Bonus Plan, and the Pentair, Inc. Retirement Savings and Investment Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of June, 2014.

/s/ William T. Monahan
William T. Monahan

ESPP and Retirement Plan

Form S-8

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Billie Ida Williamson

hereby constitute and appoint Randall J. Hogan, John L. Stauch and Angela D. Lageson, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Pentair plc (the “Company”) to the Registration Statement on Form S-8 and any amendments (including post-effective amendments) or supplements thereto relating to the securities to be offered and sold pursuant to the Pentair Ltd. Employee Stock Purchase and Bonus Plan, and the Pentair, Inc. Retirement Savings and Investment Plan (as such plans may be renamed from time to time), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced securities under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 3rd day of June, 2014.

/s/ Billie Ida Williamson
Billie Ida Williamson